                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 3, 2002

                            PEET'S COFFEE & TEA, INC.
                (Exact name of Company as Specified in Charter)

        Washington                    0-32233                    91-0863396
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)




                                1400 Park Avenue,
                              Emeryville, CA 94608
              (Address of Principal Executive Offices) (Zip code)


                                 (510) 594-2100
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     On April 3, 2002, Peet's Coffee and Tea, Inc. issued a press release announcing a new agreement with Safeway Inc. The Company's press release, dated April 3, 2002, entitled "Peet's Coffee & Tea, Inc to expand its distribution to approximately 1,200 grocery locations nationwide through Safeway Inc." is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit No.           Description
     -------------         --------------
         99.1              Press release of the Company dated April 3, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PEET'S COFFEE & TEA, INC.


Date: April 5, 2002               By:  /s/ Christopher P. Mottern
                                       ----------------------------------------
                                       Christopher P. Mottern
                                       President and Chief Executive Officer